UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 200

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2018, Maxine Gowen, Ph.D., President, Chief Executive Officer and director of Trevena, Inc. (the “Company”) formally notified the Company’s Board of Directors (the “Board”) of her intention to retire as an employee from the Company, effective as of October 1, 2018.  In connection with Dr. Gowen’s planned retirement, the Board approved a plan to appoint Carrie L. Bourdow, currently the Company’s Executive Vice President and Chief Operating Officer, to the position of President and Chief Executive Officer, effective as of October 1, 2018.

At the time of her expected appointment as President and Chief Executive Officer, Ms. Bourdow’s annual base salary will be increased to $500,000 and her target cash incentive opportunity will be increased to 60 percent of her annual base salary.  She also is expected to receive a stock option award of 335,000 shares upon her appointment, which will vest 1/16th per quarter on each three-month anniversary of the grant date.

In connection with her expected retirement, the Board has provided that Dr. Gowen will be eligible to receive separation payments totaling $907,200, representing compensation for both her target bonus for 2018 and her agreement to remain as CEO through October 1, 2018 to facilitate a smooth and orderly transition to Ms. Bourdow.  Dr. Gowen will continue to receive her current salary through the date of her retirement.

It is expected that (i) Dr. Gowen will remain on the Board after her retirement as an employee, and (ii) Ms. Bourdow will be appointed as a member of the Board following her appointment as President and Chief Executive Officer.

A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)        Exhibits

Number	Description
99.1	Press Release dated April 5, 2018

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 5, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: April 6, 2018	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel and Chief Administrative Officer

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